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                                                                   Exhibit 10.64

                                    AGREEMENT

                            NETWORK V. NCFE AND MED

1. Judgment shall be entered in favor of Network on its first amended complaint against Med, in the amount of $8.5 million ("Judgment") Judgment shall be placed on the record in the Arbitration. The Judgment shall not be confirmed by the Los Angeles Superior Court and enforcement shall be stayed until the earlier of: (1) Med or NCFE is involved in a petition for bankruptcy protection (voluntarily or involuntarily), has a receiver/examiner appointed, or does an assignment for the benefit of creditors; or (2) any failure to perform any of the following in a timely manner, in which once the judgment may be enforced through all legal means:

     i) Payment by NCFE in the amount of $2.5 million to Network and received by Network on or before 10.00 a.m. (PT) on July 1, 2002 by way of wire transfer. Said payment shall be credited against the Judgment amount set forth above;

     ii) Payment by Med in the amount of $2.5 million to Network and received by Network on or before 4:00 p.m. (PT) on August 1, 2003 by way of wire transfer;

     iii) Med represents it has not transferred any interest in any of the hold shares given to it by Cross-Defendants ("Cross-Defendants" is defined as those parties such in Med's First Amended Cross-Complaint) per the March 19, 2001 Settlement Agreement or those shares placed in escrow and agrees it shall deliver all shares of PrimeRx to, and shall release all interest in those shares in escrow in favor of Prem Reddy, M.D. and Prime A Investments, or their designee within ten (10) business days from the date Judgment is placed on the record in the arbitration proceeding. In the event that Med obtains Raymond Matko's and/or David Rombro's PrimeRx shares, Med shall deliver those shares to Prem Reddy, M.D. and Prime A Investments, or their designee within ten (10) calendar days of receipt thereof;

     iv) Med shall return all PrimeRx, PrimeMed and Network equipment (including CN Leasing Equipment) in its possession, custody or control to Network in good working order, along with an inventory of that equipment, within ten (10) business days from the date judgment is placed on the record in the arbitration proceeding. Med and Network shall split the shipping costs associated therewith. In the event Med transferred or sold any equipment prior to the date the Judgment is placed on the record, it shall deliver an inventory of that sold/transferred

                                      - 1 -

INITIALS:
            \s\ RSF      \s\ RSF
----------     --------     ----------   ----------   ---------   ---------   ----------   -----------   ---------
MED            NCFE         NPF XII      NETWORK      PRIME A     LAXMAN      P.REDDY      L.REDDY       R.HAYES


            equipment and the identity of the transferee(s) within ten (10) business days from the date Judgment is placed on the record;

     V) Cross-Defendants, and each of them, are absolved of any liability owing by Med and shall not be obligated to assume, and are not assuming any non-Network obligation to Bergen. Med shall pay up to $1 million of those obligations which Dr. Reddy has guaranteed within fifteen (15) months from date judgment is placed on the record, Med shall satisfy this obligation by paying not less than $66,666.66, per month, payable not later than 15th business day of each month, commencing July 15, 2002, toward any obligation guaranteed by Dr. Reddy for fifteen (15) consecutive months and shall provide written confirmation of payments having been made; and

     VI) Med and Cross-Defendants shall exchange Board Resolutions not later than 9:00 a.m. (pst) on Tuesday, July 2, 2002. NCFE, NPF XII and Roger Faulkenberry represent and warrant a Board Resolution by NCFE's and NPF XII's Board is not necessary in bind them to this Agreement and that Roger Faulkenberry is authorized to sign and bind NCFE and NPF XII to this Agreement, and based upon those representations no Board Resolution by NCFE or NPF XII shall be necessary.

2. Med shall dismiss its cross-complaint, with prejudice, prior to the Judgment being placed on the record with the American Arbitration
     Association.

3. Med and NCFE represent and warrant: 1) they are paying their operational expenses as they become due; and 2) this confession of judgment and settlement is an arm's length transaction and that the payment amounts described above are an exchange or reasonably equivalent value.

4. Med, NCFE and NPF XII admit the terms reached herein are in good faith and that they waive any right of indemnity or contribution as between them.

5. Subject to, and with the exception of, the obligations set forth herein, Med, NCFE and NPF XII, and their respective subsidiaries and affiliates, on the one hand, and Cross-Defendants and their subsidiaries and affiliates on the other hand, hereby release one another and each of their respective principals, attorneys, officers, directors, partners, parents and current employees from any and all claims, demands, charges, debts, defenses, actions, obligations, damages, complaints, controversies and liabilities whatsoever which they now have, have had, or may have had, individually, jointly or otherwise, whether in law, in equity or mixed, whether known or unknown, suspected or unsuspected, whether concealed or hidden which they now own or hold or may hereafter

                                      - 2 -

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
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            \s\ RSF      \s\ RSF
----------     --------     ----------   ----------   ---------   ---------   ----------   -----------   ---------
MED            NCFE         NPF XII      NETWORK      PRIME A     LAXMAN      P.REDDY      L.REDDY       R.HAYES

     have against one another, by reason of any matter relating to the subject matter of this litigation. Notwithstanding the general nature of this release, Lex Reddy's compensation claim against Med, and all claims against Matko, Rombro, the Manatt Firm (and any of Manatt's attorneys), Stein (and his fiance and/or wife) or Beaber are not being released.

6. It is a condition hereof, and it is the intention of the Parties hereto in executing this Agreement and in giving the Releases set forth herein, that the same shall be effective as a bar to each and every claim, demand, and cause of action, matter or thing specified; and in furtherance of this specific intention, the parties hereby expressly waive any and all rights and benefits conferred upon them by the provisions of Section 1542 of the California Civil Code which provides:

                  "A General release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected this settlement with the debtor."

7. The Parties hereto represent and warrant that they have been advised to seek advise from independent legal counsel of their own choosing regarding this Agreement and its terms and language, and understand and acknowledge the significance and consequence of these Releases, and the specific waiver of Section 1542, and the Parties hereto, and each of them, expressly consent that this Agreement and the Releases set forth herein shall be given full force and effect according to each and all of their express terms and provisions, including those relating to unknown and unsuspected claims, demands and causes of action, if any as well as those relating to any other claims, demands and causes of action herein above specified.

8. The Parties hereto, and each of them, separately represent and warrant to each other that they have not heretofore assigned or transferred, or purported to assign or transfer, to any other person or entity any claim or other matter herein released.

9. It is understood by the Parties hereto, and each of them, and specifically stated by the Parties hereto, and each of them, that this Agreement is made without reliance upon any statement or representation of any other party or any agent, attorney, or representative of any party hereto and that no party hereto is acting as agent, attorney or representative of any other party hereto and that the release herein includes claims for misrepresentation, fraud to the inducement, and concealment as it relates to facts discussed prior to execution of this Agreement.

                                      - 3 -

INITIALS:
            \s\ RSF      \s\ RSF
----------     --------     ----------   ----------   ---------   ---------   ----------   -----------   ---------
MED            NCFE         NPF XII      NETWORK      PRIME A     LAXMAN      P.REDDY      L.REDDY       R.HAYES


10. Each party to this Agreement represents and warrants to each and every other party to this Agreement that each party has made such investigation of the facts pertaining to the settlement set forth herein, and of all matters pertaining thereto, as they deemed necessary and that their willingness to execute this Agreement is based upon their independent investigation, rather than any statement or representation made during the pendency of the Action, including settlement discussions.

11. In entering into this Agreement and the settlement provided for herein, each party assumes the risk of any misrepresentation, concealment, or mistake except for the representations and statements expressly made in this Agreement. If any party should subsequently discover that any fact relied upon by it in entering into this Agreement is untrue, or that the law presently in effect has changed in a manner which would otherwise effect such Parties' rights hereunder, such Parties shall not be entitled to any relief in such connection or otherwise, including, without limitation on the intended generality of the foregoing, any alleged right or claim to set aside or rescind this Agreement. This Agreement is intended to be and is final and binding between the Parties hereto, regardless of any claims of fraud, misrepresentation, promise made without the intention of performing. concealment of fact, mistake of fact or law, or any other circumstance whatsoever.

12. In the event of any material breach by Med, NCFE or NPF XII, the parties agree the releases in favor of NCFE and NPF XII shall be deemed void and of no force or effect. Cross-Defendants, and each of them, shall then have the right to pursue any and all claims they may have as against NCFE and NPF
     XII (in accordance with the terms of the NCFE stipulation dated June 25, 2002), provided however NCFE and NPF XII shall be entitled to assert any defense of offset and recoupment in any such action. Cross-Defendants' claims against NCFE and NPF XII shall be limited to $6 million. In the event of any further action between Cross-Defendants, or any of them, and NPCE and/or NPF XII, Cross-Defendants agree that evidence of the transaction between Med and NCFE relating to payment of the $2.5 million addressed in Paragraph 1 i) above (if any) shall be inadmissible to establish the vicarious liability of NCFE and/or NPF XII for Med's debt or for equitable subordination of their claims against Med. In the event of any material breach of Med, Cross-Defendants shall also be allowed to pursue enforcement of the Judgment against Med to the fullest extent allowed by law.

13.  The April 6, 2000 Management Services and Joint Venture Agreement (the
     "MSA") as between Med and PrimeRx shall be deemed terminated as of the date judgment is placed on the record with American Arbitration Association.

14.  No management agreement shall exist between Med and Network.

                                      - 4 -

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            \s\ RSF      \s\ RSF
----------     --------     ----------   ----------   ---------   ---------   ----------   -----------   ---------
MED            NCFE         NPF XII      NETWORK      PRIME A     LAXMAN      P.REDDY      L.REDDY       R.HAYES


15.  Upon the payment of the first $2.5 million payment and turnover of Med's
     Board resolution approving this Agreement by 9:00 a.m. (pst) on July 2, 2002, Network will allow Med immediate and complete access to its books and records. Network will immediately make its senior accounting and finance personnel, including, but not limited to Prasad Reddy, Elaine Graham and Laxman Reddy available to answer any questions from Med's auditors to allow
     Med to attempt to consolidate Network's financial statements for the four
     (4) month period ending July 31, 2001 and allow Med's auditors to prepare
     Med's public filing statement. Network shall fully cooperate with Med's auditor's requests for information, subject to the limitations set forth below.

     i. Med understands that Cross-Defendants have made and will make no representations or warranties regarding completeness or accuracy of the Network books and records;

     ii. Network is not obligated to make any representations or warranties regarding the completeness or accuracy of its books and records, including providing any audit or management letters;

     iii. Med understands and agrees it is assuming the risk of not being able to consolidate and that Cross-Defendants shall in no way be liable for any claim arising out of an unsuccessful effort by Med to consolidate its books with Network;

     iv. Med shall be responsible for all costs associated with Network allowing Med access to its books and records; and

     v. Med shall indemnify and hold harmless Cross-Defendants from any claim that may arise in the event Med is unsuccessful in its effort to consolidate with Network or that may arise from Med's use of Network's financial information.

16. In the event Med and NCFE comply with all terms and conditions of this judgment and settlement with respect to matters set forth above, Network shall deliver an Acknowledgment of Full Satisfaction of Judgment by other than full payment within ninety-one (91) calendar days from the date last payment obligation under this Agreement is made.

17. The parties agree to execute all documents reasonably necessary to effectuate the terms of this settlement.

                                      - 5 -

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
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
            \s\ RSF      \s\ RSF
----------     --------     ----------   ----------   ---------   ---------   ----------   -----------   ---------
MED            NCFE         NPF XII      NETWORK      PRIME A     LAXMAN      P.REDDY      L.REDDY       R.HAYES

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18.  Judge Haberfeld shall retain jurisdiction to preside over all disputes regarding obligations under this judgment and any decision by him on any issue in the dispute shall be binding on the parties. In the event any issue regarding performance by any party should arise the complaining party may submit the matter to Judge Haberfeld on one business day's notice and he can rule that a party must do something more or differently than what is then being done, and his ruling shall be binding.

19. The parties hereto agree to bear responsibility for their own fees and costs incurred prior to the date of this Agreement. In the event of future disputes, the prevailing party shall recover its attorneys' fees and costs.

20. Each party has cooperated in the drafting and preparation of this Agreement. Hence, if any construction to be made of this Agreement, the same shall not be construed against any party.

21. This Agreement may be executed in one or more Counter-parts (multiple signatures) each of which shall be deemed an original, and all of which constitute one and the same instrument. Facsimile signatures are acceptable to serve as originals.

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                                       -6-

INITIALS:
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            \s\ RSF      \s\ RSF
----------     --------     ----------   ----------   ---------   ---------   ----------   -----------   ---------
MED            NCFE         NPF XII      NETWORK      PRIME A     LAXMAN      P.REDDY      L.REDDY       R.HAYES

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                             Med Diversified, Inc (formerly e-Medsoft-com, Inc.)

Dated:                       By:______________________________________________

                             National Century Financial Enterprises, Inc.

Dated:     7/1/02            By: /s/ Roger S. Faulkenberry
                                ----------------------------------------------
                                         Roger S. Faulkenberry E.V.P.

                             NPF XII

Dated:     7/1/02            By: /s/ Roger S. Faulkenberry
                                ----------------------------------------------
                                         Roger S. Faulkenberry E.V.P.

                             Network Pharmaceuticals, Inc.

Dated:                       By: /s/__________________________________________

                             Prime A Investments LLC


Dated:                       By:______________________________________________

                            Laxman Reddy Family Trust


Dated:                       By:______________________________________________


Dated:                       By:______________________________________________
                                  Prem Reddy, M.D.


Dated:                       By:______________________________________________
                                  Laxman Reddy


Dated:                       By:______________________________________________
                                  Richard Hayes

                                       -7-

INITIALS:
            \s\ RSF      \s\ RSF
----------     --------     ----------   ----------   ---------   ---------   ----------   -----------   ---------
MED            NCFE         NPF XII      NETWORK      PRIME A     LAXMAN      P.REDDY      L.REDDY       R.HAYES